                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 28, 1999, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-47349.


/s/ Arthur Andersen LLP

Denver, Colorado
June 28, 1999